UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

April 22, 2021

Date of Report (Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Pennsylvania	000-55983	83-1561918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

9 Old Lincoln Highway, Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip Code)

(484) 568-5000 Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $1 par value	MRBK	The NASDAQ Stock Market

Item 2.02.            Results of Operations and Financial Condition.

On April 26, 2021 Meridian Corporation issued a press release discussing the Corporation’s First Quarter 2021 Results. A copy is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto and incorporated by reference into Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibit attached hereto, shall not be deemed incorporated by reference into any of the Corporation’s reports or filings with the SEC, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing. The information in this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01.            Other Events.

Quarterly Dividend

On April 22, 2021, Meridian Corporation’s Board of Directors declared a cash dividend of $0.125 per common share, payable on May 17, 2021 to shareholders of record as of May 10, 2021.

Stock Repurchase Plan

On April 26, 2021, Meridian Corporation also announced that its Board of Directors has authorized a stock repurchase plan pursuant to which the Corporation may repurchase up to $6 million of the company’s outstanding common stock, par value $1.00 per share. Stock will be purchased from time to time in the open market or through privately negotiated transactions, or otherwise, at the discretion of management of the company in accordance with legal requirements. This program is subject to applicable regulatory protocol.

Item 9.01.            Financial Statements and Exhibits.

(d)    Exhibits. The following exhibit is furnished herewith:

99.1 Press Release, issued April 26, 2021 by Meridian Corporation

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, issued April 26, 2021 by Meridian Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN CORPORATION(Registrant)

Dated: April 26, 2021

	By:	/s/ Denise Lindsay

Denise Lindsay
Executive Vice President and Chief Financial Officer